Inventories	12 Months Ended
Jun. 30, 2017
Inventories [Abstract]
Inventories

Note 6 – Inventories

Inventories consisted of the following for the years indicated:

	June 30, 2017	June 30, 2016
Raw materials	$138,528	$285,459
Semi-finished byproduct	33,145	34,236
Finished goods	37,529	45,196
Total inventories	$209,202	$364,891

Raw materials for bricks consist primarily of cement, gypsum, quicklime, aluminum powder and reclaimed fly-ash. Raw materials for concrete consist primarily of cement, admixture, sand and pebble. The cost of finished goods includes direct costs of raw materials as well as direct labor used in production. Indirect production costs at normal capacity such as utilities and indirect labor related to production such as assembling, shipping and handling costs for purchasing are also included in the cost of inventory.

As of June 30, 2017 and 2016, management believed that no inventory allowance was deemed necessary.